                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report  (Date of earliest event reported):  April 30, 1997



                           MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE          1-9085           13-2838811

          (STATE OR OTHER    (COMMISSION     (I.R.S. EMPLOYER
          JURISDICTION OF    FILE NUMBER)    IDENTIFICATION
          INCORPORATION)                     NUMBER)


                    1585 Broadway, New York, New York  10036
          (Address of principal executive offices including zip code)



      Registrant's telephone number, including area code:  (212) 761-4000
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Item 5.   OTHER EVENTS.

     As previously disclosed in Morgan Stanley Group Inc.'s ("Morgan Stanley") Current Report on Form 8-K dated April 17, 1997, Morgan Stanley and Dean Witter, Discover & Co. ("DWD") announced a definitive agreement to merge ("the Merger"). The transaction is intended to be accounted for as a pooling of interests and the new company will be named Morgan Stanley, Dean Witter, Discover & Co. Under the terms of the merger agreement, each of Morgan Stanley's common shares will be exchanged for 1.65 of DWD's common shares. The Merger, which is expected to be completed in mid-1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

     Attached and incorporated by reference herein as Exhibits 99.1 and 99.2, respectively, are certain financial information for DWD and unaudited pro forma combined financial information for the combined entity giving effect to the Merger. Unaudited pro forma condensed combined statements of income for the three months ended February 28, 1997 and February 29, 1996 have previously been disclosed in Morgan Stanley's Current Report on Form 8-K dated April 17, 1997.

     Attached and incorporated herein by reference as Exhibit 15.1 is a copy of an acknowledgment letter of Deloitte & Touche LLP.

Item 7(c).  Financial Statements, Pro Forma Financial Statement and Exhibits.

Exhibit No.  Description
-----------  -----------

15.1    Acknowledgment Letter of Deloitte & Touche LLP.

99.1 The unaudited consolidated balance sheet of DWD as of March 31, 1997 and the unaudited consolidated statements of income and cash flows of DWD for the three months ended March 31, 1997 and 1996 (incorporated by reference from pages 1 to 8 of DWD's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 (File no. 1-11758)).

99.2 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at February 28, 1997.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY GROUP INC.
                                        Registrant



Date:  April  30, 1997                  /s/      Philip N. Duff
                                        -------------------------------------
                                        Philip N. Duff
                                        Chief Financial Officer
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                               Index to Exhibits

Exhibit No.  Description
-----------  -----------

15.1    Acknowledgment Letter of Deloitte & Touche LLP.

99.1 The unaudited consolidated balance sheet of DWD as of March 31, 1997 and the unaudited consolidated statements of income and cash flows of DWD for the three months ended March 31, 1997 and 1996 (incorporated by reference from pages 1 to 8 of DWD's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 (File no. 1-11758)).

99.2 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at February 28, 1997.